UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT No. 1

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

EXPLANATORY NOTE: The following amends the Form N-CSR filing dated February 21, 2014, Accession Number 0000927384-14-000010. This amended report on Form N-CSR for Variable Insurance Products Fund III (the "Registrant") relates solely to Item 1 for the VIP Dynamic Capital Appreciation Portfolio series and is being filed to correct a typographical error in the date of the report of Deloitte & Touche LLP contained in the annual report for that series. The annual reports for the other series of the Registrant are contained in the Form N-CSR filed on February 21, 2014, Accession Number 0000927384-14-000010 and are not amended or modified in any way by this Form N-CSR/A. Other than the corrected date, no other information or disclosures contained in the Registrant's Form N-CSR filed on February 21, 2014 are being amended by this Form N-CSR/A.

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Dynamic Capital Appreciation Portfolio - Initial Class	38.53%	21.67%	8.92%
VIP Dynamic Capital Appreciation Portfolio - Service Class	38.39%	21.56%	8.81%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	38.25%	21.36%	8.65%
VIP Dynamic Capital Appreciation Portfolio - Investor Class A	38.52%	21.59%	8.85%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Fergus Shiel, Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio: For the year, the fund's share classes finished well ahead of the S&P 500® Index. (For specific portfolio results, please refer to the performance section of this report.) One theme that stood out as particularly beneficial for performance versus the index was the fund's significant overweighting in biotechnology. In fact, the fund's three largest relative contributors were biotech stocks: Italy-based Gentium, Gilead Sciences and Biogen Idec. Gentium was a non-index stock I bought over the summer, soon after it began a sustained rally on news that European regulators had reversed their negative opinion on Defitelio®, the company's treatment for a rare liver condition. In addition to favorable product developments, Gentium's share price was lifted by news on December 20 that Jazz Pharmaceuticals planned to buy the company. At this point, I thought Gentium had reached fair value, and I liquidated the position. I'll also mention favorable stock picking in transportation and diversified financials. In the former group, non-index positions in airlines United Continental Holdings and US Airways Group benefited from a pick-up in demand for air travel and continued industry discipline on the supply side. I reduced the fund's allocation to United Continental Holdings, although it remained a core holding at period end. Meanwhile, US Airways Group bought bankrupt carrier American Airlines in December, and the combined entity, in which the fund had a position at period end, took on American's name. Elsewhere, I significantly increased the fund's stake in the diversified financials segment and adjusted the mix of holdings here to favor asset managers and brokers, which I thought might benefit from the overall strength in U.S. equity markets. One asset manager that bolstered the fund's results was Ameriprise Financial, whose stock climbed steadily throughout the year. Conversely, the fund's cash holdings had a large negative impact on relative performance. During the period, I significantly reduced the fund's cash stake by buying more of the stocks already in the portfolio and also by investing more in large-cap, dividend-paying stocks. Meaningful detractors among the fund's stock holdings included online auction portal eBay, whose shares gained ground but considerably lagged the S&P 500®. While the company continued to see solid revenue growth, its core online auction business began to slow. Consequently, I sold this stock, missing some of its late-year rally. Likewise, I sold smartphone maker Apple early in the year, missing out when this benchmark heavyweight rallied in the second half of the period. I'll also mention Ireland-based online gaming firm Paddy Power, which in November significantly reduced its full-year earnings guidance, clipping its stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.75%
Actual		$ 1,000.00	$ 1,217.90	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Service Class	.84%
Actual		$ 1,000.00	$ 1,217.70	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class 2	1.00%
Actual		$ 1,000.00	$ 1,217.00	$ 5.59
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Investor Class	.83%
Actual		$ 1,000.00	$ 1,217.60	$ 4.64
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	4.4	4.8
Facebook, Inc. Class A	3.7	0.0
Starbucks Corp.	3.7	0.7
TJX Companies, Inc.	3.2	2.6
Ameriprise Financial, Inc.	3.1	1.5
Harley-Davidson, Inc.	2.7	1.8
Biogen Idec, Inc.	2.7	3.1
Google, Inc. Class A	2.4	0.0
United Continental Holdings, Inc.	2.4	2.3
Gilead Sciences, Inc.	2.3	3.3
	30.6
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	30.9	34.7
Health Care	17.7	19.2
Financials	14.2	16.1
Industrials	13.7	9.5
Information Technology	11.7	7.3
Asset Allocation (% of fund's net assets)
As of December 31, 2013 *		As of June 30, 2013 **
	Stocks 95.8%		Stocks 95.6%
	Short-TermInvestments andNet Other Assets (Liabilities) 4.2%		Short-TermInvestments andNet Other Assets (Liabilities) 4.4%
* Foreign investments	11.1%	** Foreign investments	12.8%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
CONSUMER DISCRETIONARY - 30.9%
Auto Components - 0.8%
Johnson Controls, Inc.	24,754	$ 1,269,880
Automobiles - 2.7%
Harley-Davidson, Inc.	64,744	4,482,875
Diversified Consumer Services - 1.0%
H&R Block, Inc.	35,307	1,025,315
JTH Holding, Inc. Class A (a)	23,996	583,103
		1,608,418
Hotels, Restaurants & Leisure - 8.8%
AFC Enterprises, Inc. (a)	13,100	504,350
Brinker International, Inc.	47,726	2,211,623
Fiesta Restaurant Group, Inc. (a)	10,919	570,409
Noodles & Co.	7,142	256,541
Paddy Power PLC (Ireland)	18,942	1,615,628
Penn National Gaming, Inc. (a)	24,796	355,327
Ruth's Hospitality Group, Inc.	20,000	284,200
Sonic Corp. (a)	20,000	403,800
Starbucks Corp.	77,129	6,046,142
Whitbread PLC	21,273	1,321,366
Wyndham Worldwide Corp.	13,070	963,128
		14,532,514
Household Durables - 3.6%
D.R. Horton, Inc.	39,218	875,346
KB Home	27,951	510,944
Lennar Corp. Class A (d)	34,370	1,359,677
PulteGroup, Inc.	93,377	1,902,089
Ryland Group, Inc.	14,872	645,594
Toll Brothers, Inc. (a)	19,649	727,013
		6,020,663
Internet & Catalog Retail - 2.2%
Amazon.com, Inc. (a)	7,996	3,188,725
ASOS PLC (a)	4,472	453,507
		3,642,232
Leisure Equipment & Products - 1.2%
Brunswick Corp.	19,937	918,298
Polaris Industries, Inc.	7,411	1,079,338
		1,997,636
Media - 1.8%
A.H. Belo Corp. Class A	59,584	445,092
Dentsu, Inc.	13,800	564,401
Interpublic Group of Companies, Inc.	54,284	960,827
Lions Gate Entertainment Corp. (d)	24,511	776,018
Salem Communications Corp. Class A	20,000	174,000
		2,920,338
Specialty Retail - 6.4%
DSW, Inc. Class A	18,254	779,993
Gap, Inc.	76,320	2,982,586
Home Depot, Inc.	9,767	804,215

	Shares	Value
TJX Companies, Inc.	84,690	$ 5,397,294
World Duty Free SpA (a)	50,000	628,695
		10,592,783
Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc. Class B	14,944	1,175,196
Oxford Industries, Inc.	14,045	1,133,010
PVH Corp.	12,413	1,688,416
		3,996,622
TOTAL CONSUMER DISCRETIONARY		51,063,961
CONSUMER STAPLES - 2.5%
Household Products - 0.5%
Svenska Cellulosa AB (SCA) (B Shares)	26,369	811,751
Tobacco - 2.0%
Lorillard, Inc.	66,311	3,360,641
TOTAL CONSUMER STAPLES		4,172,392
ENERGY - 0.6%
Energy Equipment & Services - 0.4%
BW Offshore Ltd.	600,000	717,195
Oil, Gas & Consumable Fuels - 0.2%
Cabot Oil & Gas Corp.	6,650	257,754
TOTAL ENERGY		974,949
FINANCIALS - 14.2%
Capital Markets - 10.8%
Affiliated Managers Group, Inc. (a)	12,383	2,685,625
Ameriprise Financial, Inc.	44,928	5,168,966
Artisan Partners Asset Management, Inc.	10,000	651,900
BlackRock, Inc. Class A	3,832	1,212,713
Charles Schwab Corp.	122,053	3,173,378
Cowen Group, Inc. Class A (a)	300,000	1,173,000
Monex Group, Inc.	106,400	477,720
Morgan Stanley	104,451	3,275,583
		17,818,885
Commercial Banks - 0.6%
Shinsei Bank Ltd.	116,000	283,957
Spar Nord Bank A/S (a)	70,000	635,102
		919,059
Diversified Financial Services - 2.8%
Bank of America Corp.	173,644	2,703,637
McGraw-Hill Companies, Inc.	25,408	1,986,906
		4,690,543
TOTAL FINANCIALS		23,428,487
HEALTH CARE - 17.7%
Biotechnology - 12.4%
Actelion Ltd.	12,129	1,024,517
Alexion Pharmaceuticals, Inc. (a)	6,052	805,279
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc.	63,401	$ 7,237,857
Biogen Idec, Inc. (a)	15,850	4,434,038
Celgene Corp. (a)	8,020	1,355,059
Cubist Pharmaceuticals, Inc.	15,926	1,096,824
Gilead Sciences, Inc. (a)	50,361	3,784,629
Regeneron Pharmaceuticals, Inc. (a)	2,912	801,499
		20,539,702
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	165,008	1,983,396
Cerus Corp. (a)	30,000	193,500
		2,176,896
Health Care Providers & Services - 1.8%
Community Health Systems, Inc.	21,204	832,681
HCA Holdings, Inc.	25,897	1,235,546
McKesson Corp.	5,500	887,700
		2,955,927
Health Care Technology - 0.6%
Cerner Corp. (a)	17,851	995,015
Pharmaceuticals - 1.6%
Actavis PLC (a)	5,266	884,688
Pacira Pharmaceuticals, Inc. (a)	15,105	868,386
Perrigo Co. PLC	6,101	936,259
		2,689,333
TOTAL HEALTH CARE		29,356,873
INDUSTRIALS - 13.7%
Aerospace & Defense - 1.4%
Textron, Inc.	20,506	753,801
The Boeing Co.	4,692	640,411
United Technologies Corp.	7,399	842,006
		2,236,218
Air Freight & Logistics - 0.4%
FedEx Corp.	4,700	675,719
Airlines - 4.7%
American Airlines Group, Inc. (a)(d)	64,657	1,632,589
Hawaiian Holdings, Inc. (a)(d)	120,000	1,155,600
Ryanair Holdings PLC sponsored ADR	23,328	1,094,783
United Continental Holdings, Inc. (a)	104,194	3,941,659
		7,824,631
Building Products - 0.6%
Lennox International, Inc.	11,936	1,015,276
Commercial Services & Supplies - 0.3%
KAR Auction Services, Inc.	16,800	496,440
Electrical Equipment - 1.5%
Eaton Corp. PLC	19,382	1,475,358
Emerson Electric Co.	13,087	918,446
		2,393,804

	Shares	Value
Industrial Conglomerates - 1.5%
3M Co.	12,058	$ 1,691,135
Koninklijke Philips Electronics NV	22,372	823,764
		2,514,899
Machinery - 2.2%
Cummins, Inc.	8,965	1,263,796
GEA Group AG	8,203	390,456
NSK Ltd.	43,000	535,881
Pentair Ltd.	18,871	1,465,711
		3,655,844
Marine - 0.2%
DryShips, Inc. (a)	80,621	378,919
Ultrapetrol (Bahamas) Ltd. (a)	6,863	25,668
		404,587
Professional Services - 0.9%
Verisk Analytics, Inc. (a)	21,986	1,444,920
TOTAL INDUSTRIALS		22,662,338
INFORMATION TECHNOLOGY - 11.7%
Computers & Peripherals - 0.3%
Gaming & Leisure Properties	10,726	544,988
Electronic Equipment & Components - 0.9%
Neonode, Inc. (a)(d)	51,783	327,269
Omron Corp.	24,100	1,065,058
		1,392,327
Internet Software & Services - 6.1%
Facebook, Inc. Class A (a)	112,089	6,126,785
Google, Inc. Class A (a)	3,580	4,012,142
		10,138,927
IT Services - 3.2%
Cognizant Technology Solutions Corp. Class A (a)	14,080	1,421,798
FleetCor Technologies, Inc. (a)	7,458	873,854
Visa, Inc. Class A	13,605	3,029,561
		5,325,213
Software - 1.2%
Guidewire Software, Inc. (a)	4,184	205,309
Microsoft Corp.	32,500	1,216,475
SS&C Technologies Holdings, Inc. (a)	11,593	513,106
		1,934,890
TOTAL INFORMATION TECHNOLOGY		19,336,345
MATERIALS - 4.5%
Chemicals - 4.2%
Axiall Corp.	17,789	843,910
Celanese Corp. Class A	14,343	793,311
Chemtura Corp. (a)	29,397	820,764
Eastman Chemical Co.	17,618	1,421,773
Ecolab, Inc.	7,482	780,148
Ferro Corp. (a)	64,020	821,377
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Huntsman Corp.	31,513	$ 775,220
Monsanto Co.	6,495	756,992
		7,013,495
Metals & Mining - 0.3%
Alcoa, Inc.	22,624	240,493
Freeport-McMoRan Copper & Gold, Inc.	6,611	249,499
		489,992
TOTAL MATERIALS		7,503,487
TOTAL COMMON STOCKS (Cost $125,788,822)		158,498,832
Money Market Funds - 7.9%

Fidelity Cash Central Fund, 0.11% (b)	10,526,311	10,526,311
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	2,587,900	2,587,900
TOTAL MONEY MARKET FUNDS (Cost $13,114,211)		13,114,211
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $138,903,033)		171,613,043
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(6,108,130)
NET ASSETS - 100%		$ 165,504,913
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,163
Fidelity Securities Lending Cash Central Fund	13,994
Total	$ 22,157
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,063,961	$ 50,499,560	$ 564,401	$ -
Consumer Staples	4,172,392	4,172,392	-	-
Energy	974,949	974,949	-	-
Financials	23,428,487	22,666,810	761,677	-
Health Care	29,356,873	29,356,873	-	-
Industrials	22,662,338	21,302,693	1,359,645	-
Information Technology	19,336,345	18,271,287	1,065,058	-
Materials	7,503,487	7,503,487	-	-
Money Market Funds	13,114,211	13,114,211	-	-
Total Investments in Securities:	$ 171,613,043	$ 167,862,262	$ 3,750,781	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.9%
Ireland	3.6%
Japan	1.8%
Switzerland	1.5%
United Kingdom	1.1%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $2,546,632) - See accompanying schedule: Unaffiliated issuers (cost $125,788,822)	$ 158,498,832
Fidelity Central Funds (cost $13,114,211)	13,114,211
Total Investments (cost $138,903,033)		$ 171,613,043
Receivable for investments sold		41,917
Receivable for fund shares sold		326,538
Dividends receivable		53,701
Distributions receivable from Fidelity Central Funds		6,664
Prepaid expenses		353
Other receivables		1,591
Total assets		172,043,807

Liabilities
Payable for investments purchased	$ 3,767,997
Payable for fund shares redeemed	40,768
Accrued management fee	71,183
Distribution and service plan fees payable	5,083
Other affiliated payables	20,401
Other payables and accrued expenses	45,562
Collateral on securities loaned, at value	2,587,900
Total liabilities		6,538,894

Net Assets		$ 165,504,913
Net Assets consist of:
Paid in capital		$ 128,111,995
Undistributed net investment income		(313)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,682,664
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,710,567
Net Assets		$ 165,504,913

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($35,050,048 ÷ 2,746,355 shares)	$ 12.76

Service Class: Net Asset Value, offering price and redemption price per share ($518,335 ÷ 40,930 shares)	$ 12.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($24,511,667 ÷ 1,960,699 shares)	$ 12.50

Investor Class: Net Asset Value, offering price and redemption price per share ($105,424,863 ÷ 8,270,743 shares)	$ 12.75

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 1,412,675
Income from Fidelity Central Funds		22,157
Total income		1,434,832

Expenses
Management fee	$ 644,842
Transfer agent fees	141,923
Distribution and service plan fees	54,981
Accounting and security lending fees	45,619
Custodian fees and expenses	69,753
Independent trustees' compensation	569
Audit	45,607
Legal	380
Miscellaneous	938
Total expenses before reductions	1,004,612
Expense reductions	(15,193)	989,419
Net investment income (loss)		445,413
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,457,712
Foreign currency transactions	(1,392)
Total net realized gain (loss)		13,456,320
Change in net unrealized appreciation (depreciation) on: Investment securities	24,149,397
Assets and liabilities in foreign currencies	546
Total change in net unrealized appreciation (depreciation)		24,149,943
Net gain (loss)		37,606,263
Net increase (decrease) in net assets resulting from operations		$ 38,051,676

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 445,413	$ 441,949
Net realized gain (loss)	13,456,320	5,367,934
Change in net unrealized appreciation (depreciation)	24,149,943	5,984,633
Net increase (decrease) in net assets resulting from operations	38,051,676	11,794,516
Distributions to shareholders from net investment income	(403,981)	(427,589)
Distributions to shareholders from net realized gain	(10,720,056)	-
Total distributions	(11,124,037)	(427,589)
Share transactions - net increase (decrease)	61,579,952	16,871,287
Total increase (decrease) in net assets	88,507,591	28,238,214

Net Assets
Beginning of period	76,997,322	48,759,108
End of period (including undistributed net investment income of $313 and undistributed net investment income of $14,275, respectively)	$ 165,504,913	$ 76,997,322

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.02	$ 8.22	$ 8.47	$ 7.17	$ 5.28
Income from Investment Operations
Net investment income (loss) C	.05	.07	.03	- G	.03
Net realized and unrealized gain (loss)	3.70	1.80	(.26)	1.32	1.88
Total from investment operations	3.75	1.87	(.23)	1.32	1.91
Distributions from net investment income	(.04)	(.07)	(.02)	(.02)	(.02)
Distributions from net realized gain	(.97)	-	-	-	-
Total distributions	(1.01)	(.07)	(.02)	(.02)	(.02)
Net asset value, end of period	$ 12.76	$ 10.02	$ 8.22	$ 8.47	$ 7.17
Total Return A, B	38.53%	22.72%	(2.69)%	18.41%	36.10%
Ratios to Average Net Assets D, F
Expenses before reductions	.77%	.82%	.87%	.88%	.93%
Expenses net of fee waivers, if any	.77%	.82%	.85%	.85%	.85%
Expenses net of all reductions	.76%	.80%	.84%	.83%	.83%
Net investment income (loss)	.47%	.78%	.30%	(.02)%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,050	$ 21,049	$ 13,817	$ 18,907	$ 16,986
Portfolio turnover rate E	136%	168%	168%	206%	221%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 8.17	$ 8.41	$ 7.14	$ 5.25
Income from Investment Operations
Net investment income (loss) C	.04	.07	.02	(.01)	.02
Net realized and unrealized gain (loss)	3.67	1.78	(.25)	1.30	1.88
Total from investment operations	3.71	1.85	(.23)	1.29	1.90
Distributions from net investment income	(.03)	(.07)	(.01)	(.02)	(.01)
Distributions from net realized gain	(.97)	-	-	-	-
Total distributions	(1.00)	(.07)	(.01)	(.02)	(.01)
Net asset value, end of period	$ 12.66	$ 9.95	$ 8.17	$ 8.41	$ 7.14
Total Return A, B	38.39%	22.61%	(2.68)%	18.06%	36.17%
Ratios to Average Net Assets D, F
Expenses before reductions	.86%	.91%	.95%	.96%	1.02%
Expenses net of fee waivers, if any	.86%	.91%	.95%	.95%	.95%
Expenses net of all reductions	.85%	.88%	.94%	.93%	.94%
Net investment income (loss)	.38%	.70%	.20%	(.12)%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518	$ 347	$ 141	$ 181	$ 217
Portfolio turnover rate E	136%	168%	168%	206%	221%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 8.08	$ 8.31	$ 7.06	$ 5.20
Income from Investment Operations
Net investment income (loss) C	.03	.05	- G	(.02)	.01
Net realized and unrealized gain (loss)	3.62	1.75	(.23)	1.29	1.85
Total from investment operations	3.65	1.80	(.23)	1.27	1.86
Distributions from net investment income	(.01)	(.05)	-	(.02)	- G
Distributions from net realized gain	(.97)	-	-	-	-
Total distributions	(.98)	(.05)	-	(.02)	- G
Net asset value, end of period	$ 12.50	$ 9.83	$ 8.08	$ 8.31	$ 7.06
Total Return A, B	38.25%	22.25%	(2.77)%	17.99%	35.79%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.07%	1.11%	1.13%	1.19%
Expenses net of fee waivers, if any	1.01%	1.07%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.00%	1.05%	1.09%	1.08%	1.08%
Net investment income (loss)	.22%	.54%	.05%	(.27)%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,512	$ 18,565	$ 12,014	$ 14,492	$ 14,190
Portfolio turnover rate E	136%	168%	168%	206%	221%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.01	$ 8.22	$ 8.46	$ 7.17	$ 5.28
Income from Investment Operations
Net investment income (loss) C	.05	.07	.02	(.01)	.02
Net realized and unrealized gain (loss)	3.69	1.78	(.24)	1.32	1.88
Total from investment operations	3.74	1.85	(.22)	1.31	1.90
Distributions from net investment income	(.04)	(.06)	(.02)	(.02)	(.01)
Distributions from net realized gain	(.97)	-	-	-	-
Total distributions	(1.00) G	(.06)	(.02)	(.02)	(.01)
Net asset value, end of period	$ 12.75	$ 10.01	$ 8.22	$ 8.46	$ 7.17
Total Return A, B	38.52%	22.52%	(2.64)%	18.27%	36.01%
Ratios to Average Net Assets D, F
Expenses before reductions	.84%	.90%	.94%	.96%	1.03%
Expenses net of fee waivers, if any	.84%	.90%	.93%	.93%	.93%
Expenses net of all reductions	.83%	.87%	.92%	.91%	.91%
Net investment income (loss)	.40%	.71%	.22%	(.10)%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,425	$ 37,037	$ 22,787	$ 24,271	$ 17,775
Portfolio turnover rate E	136%	168%	168%	206%	221%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.00 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.967 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 33,488,430
Gross unrealized depreciation	(881,260)
Net unrealized appreciation (depreciation) on securities and other investments	$ 32,607,170

Tax Cost	$ 139,005,873

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,345,600
Undistributed long-term capital gain	$ 1,439,904
Net unrealized appreciation (depreciation)	$ 32,607,727

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 5,746,845	$ 427,589
Long-term Capital Gains	5,377,192	-
Total	$ 11,124,037	$ 427,589

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $201,569,196 and $149,435,424, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 397
Service Class 2	54,584
$ 54,981

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 20,850
Service Class	276
Service Class 2	16,531
Investor Class	104,266
$ 141,923

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,617 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $208 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,994, including $6 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 1,022
Service Class	15
Service Class 2	843
Investor Class	2,626
$ 4,506

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,670 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $17.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 106,420	$ 134,560
Service Class	1,080	2,304
Service Class 2	26,442	89,578
Investor Class	270,039	201,147
Total	$ 403,981	$ 427,589
From net realized gain
Initial Class	$ 2,345,515	$ -
Service Class	32,894	-
Service Class 2	1,837,129	-
Investor Class	6,504,518	-
Total	$ 10,720,056	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,028,699	919,268	$ 11,996,636	$ 8,842,443
Reinvestment of distributions	208,977	13,606	2,451,935	134,560
Shares redeemed	(591,772)	(512,470)	(6,641,365)	(4,920,639)
Net increase (decrease)	645,904	420,404	$ 7,807,206	$ 4,056,364
Service Class
Shares sold	8,391	20,330	$ 99,611	$ 200,558
Reinvestment of distributions	2,934	235	33,974	2,304
Shares redeemed	(5,218)	(3,047)	(59,819)	(29,550)
Net increase (decrease)	6,107	17,518	$ 73,766	$ 173,312
Service Class 2
Shares sold	677,204	1,198,104	$ 7,528,706	$ 11,288,279
Reinvestment of distributions	163,116	9,225	1,863,571	89,578
Shares redeemed	(767,397)	(807,333)	(8,652,357)	(7,611,587)
Net increase (decrease)	72,923	399,996	$ 739,920	$ 3,766,270
Investor Class
Shares sold	4,665,664	1,761,593	$ 53,664,966	$ 16,821,164
Reinvestment of distributions	572,156	20,359	6,774,557	201,147
Shares redeemed	(666,179)	(855,979)	(7,480,463)	(8,146,970)
Net increase (decrease)	4,571,641	925,973	$ 52,959,060	$ 8,875,341

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 85% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Dynamic Capital Appreciation Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughoutthe year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Dynamic Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/07/2014	02/07/2014	$0.000	$0.355
Service Class	02/07/2014	02/07/2014	$0.000	$0.355
Service Class 2	02/07/2014	02/07/2014	$0.000	$0.355
Investor Class	02/07/2014	02/07/2014	$0.000	$0.355

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013 $4,622,392, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 84% and 18%; Service Class designates 84% and 18%; Service Class 2 designates 84% and 19%; and Investor Class designates 84% and 18%; of the dividends distributed in February and December 2013, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Dynamic Capital Appreciation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0214
1.751799.113

Item 12. Exhibits

(a)	(1)	Not applicable
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 26, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 26, 2014